January 23, 2025 FOURTH- QUARTER AND FULL-YEAR 2024 FINANCIAL RESULTS American Airlines Group Inc. Exhibit 99.2

Certain of the statements contained in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward- looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Forward-looking statements 2

Strong fourth-quarter and full-year results • Achieved $15 billion total debt1 reduction goal a full year ahead of schedule. • Generated $4 billion in full-year operating cash flow and record full-year free cash flow2 of $2.2 billion. • Record full-year revenue of $54 billion. • Fourth-quarter GAAP earnings per diluted share of $0.84 and full-year earnings per diluted share of $1.24. • Excluding net special items2, fourth-quarter earnings per diluted share of $0.86 and full-year earnings per diluted share of $1.96. • Achieved nearly $500 million in cost savings in 2024, $100 million more than target. 1. Total debt includes debt, finance and operating lease liabilities and pension obligations. 2. See GAAP to non-GAAP and free cash flow reconciliations at the end of this presentation. Full-year 2024 free cash flow is inclusive of a one-time cash payment related to the new co-branded credit card agreement announced in December 2024. This one-time payment will be amortized over the life of the new agreement beginning in 2026 and therefore had no impact on American’s revenue or earnings in 2024. 3

Fourth-quarter financial results Note: May not recalculate due to rounding. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. Source: Airline financials. GAAP Non-GAAP1 (in millions, except share and per share amounts) Q4 2024 Q4 2023 Q4 2024 Q4 2023 Operating income $1,134 $656 $1,153 $665 Pretax income $795 $32 $808 $257 Net income $590 $19 $609 $192 Earnings per common share: Basic $0.90 $0.03 $0.93 $0.29 Diluted $0.84 $0.03 $0.86 $0.29 Weighted average shares outstanding (in thousands): Basic 657,746 654,725 657,746 654,725 Diluted 723,690 657,079 723,690 718,807 4

Moderate capex enables strong free cash flow generation

- Young fleet enables moderate capex profile.
- 2025 capex expected to be lower than prior plans due to aircraft delivery delays.
- Expect to generate **over $2 billion in free cash flow[1] in 2025.**


Total Aircraft Capex
($ in billions)
$1.9
~ $2 - $2.5
~ $3 - $3.5
2024
2025E
2026E - 2030E Avg.

1. Free cash flow is a non-GAAP measure. The company defines free cash flow as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short-term investments and (2) change in restricted cash.
Source: Airline financials.

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$54 $39 < $35 $15 Q2 2021 (peak levels) Total debt reduction YE 2024 YE 2027E Achieved $15 billion total debt reduction goal one year ahead of plan Note: Numbers may not recalculate due to rounding. 1. Total debt includes debt, finance and operating lease liabilities and pension obligations. Source: Airline financials. • Now committing to reducing total debt1 to below $35 billion by year-end 2027, a full year ahead of plan. Total Debt1 ($ in billions) 6

Commercial update

Co-branded credit card agreement


PASSPORT
AAdvantage
citi
LINDA WALKER

- Citi to become the exclusive U.S. issuer of AAdvantage® co-branded credit cards in 2026.
- 10-year agreement expected to expand loyalty and rewards offering for AAdvantage® members and Citi-branded cardmembers.
- Combined Citi®/AAdvantage® card portfolio projected to drive incremental value for both companies.

~ $6.1 billion[1]

FY 2024 cash remuneration from co-branded credit card and other partners

~ 10% annual growth

expected in cash remuneration from co-branded credit card and other partners

~ $1.5 billion

projected annual pre-tax income benefit compared to 2024, as cash remuneration from co-branded credit card and other partners approaches $10 billion per year

1. 2024 cash remuneration from co-branded credit card and other partners includes a one-time cash payment received related to the entry into our new co-branded credit card agreement announced in December 2024.
Source: Internal data

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Sales and distribution progress

- Revenue share in indirect channels showed continued improvement in Q4.
- Remain on track to regain historical share of indirect revenue by year-end 2025 and expect sequential improvement of approximately 2 points in Q1 2025.

Indirect Channel Flown Revenue Performance[1]


Q2 24
Q3 24
Q4 24
Q1 25E
Historical Share
(11%)
(10%)
(9%)
~(7%)

Q4 2024 Progress

- Completed agreements with the agency partners representing corporate travelers and our most profitable leisure customers
- Forward bookings in TMC and Business channels showed the strongest relative improvement throughout the fourth quarter

1. Indirect revenue channels contributed over $14B in annual revenue in 2023, Q1 2025 based on current expectations.
Source: Internal data.

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First-quarter and full-year outlook

	Q1 2025E	FY 2025E
Total capacity (ASMs) (vs. 2024)	~ Flat to - 2%	Up low single digits
Total revenue (vs. 2024)	~ +3% to +5%	~ +4.5% to +7.5%
CASM-ex[1] (vs. 2024)	Up high single digits	Up mid-single digits
Adjusted operating margin[1]	~ Flat to 1%	
Adjusted earnings (loss) per diluted share[1]	~ ($0.20) to ($0.40)	~ $1.70 to $2.70

1. CASM-ex is cost per available seat mile (CASM) excluding fuel and net special items and is a non-GAAP measure. All adjusted operating margin and adjusted earnings (loss) per diluted share guidance excludes the impact of net special items and are non-GAAP measures. The Company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time.

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Thank you, #AATeam!

GAAP to non-GAAP reconciliation Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Income (GAAP measure) to Operating Income Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Income (GAAP measure) to Pre-Tax Income Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Income (GAAP measure) to Net Income Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Earnings Per Share (GAAP measure) to Basic and Diluted Earnings Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non- GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance. 12

GAAP to non-GAAP reconciliation

Reconciliation of Operating Income Excluding Net Special Items	3 Months Ended December 31, 2024	3 Months Ended December 31, 2023	Percent Increase (Decrease)	12 Months Ended December 31, 2024	12 Months Ended December 31, 2023	Percent Increase (Decrease)
	(in millions)			(in millions)		
Operating income as reported	$ 1,134	$ 656		$ 2,614	$ 3,034	
Operating net special items:						
Mainline operating special items, net [1]	(14)	9		610	971	
Regional operating special items, net [2]	33	-		33	8	
Operating income excluding net special items	$ 1,153	$ 665	73.3%	$ 3,257	$ 4,013	(18.8%)
Calculation of Operating Margin						
Operating income as reported	$ 1,134	$ 656		$ 2,614	$ 3,034	
Total operating revenues as reported	$ 13,660	$ 13,062		$ 54,211	$ 52,788	
Operating margin	8.3%	5.0%		4.8%	5.7%	
Calculation of Operating Margin Excluding Net Special Items						
Operating income excluding net special items	$ 1,153	$ 665		$ 3,257	$ 4,013	
Total operating revenues as reported	$ 13,660	$ 13,062		$ 54,211	$ 52,788	
Operating margin excluding net special items	8.4%	5.1%		6.0%	7.6%	
Reconciliation of Pre-Tax Income Excluding Net Special Items						
Pre-tax income as reported	$ 795	$ 32		$ 1,154	$ 1,121	
Pre-tax net special items:						
Mainline operating special items, net [1]	(14)	9		610	971	
Regional operating special items, net [2]	33	-		33	8	
Nonoperating special items, net [3]	(6)	216		24	362	
Total pre-tax net special items	13	225		667	1,341	
Pre-tax income excluding net special items	$ 808	$ 257	nm	$ 1,821	$ 2,462	(26.0%)
Calculation of Pre-Tax Margin						
Pre-tax income as reported	$ 795	$ 32		$ 1,154	$ 1,121	
Total operating revenues as reported	$ 13,660	$ 13,062		$ 54,211	$ 52,788	
Pre-tax margin	5.8%	0.2%		2.1%	2.1%	
Calculation of Pre-Tax Margin Excluding Net Special Items						
Pre-tax income excluding net special items	$ 808	$ 257		$ 1,821	$ 2,462	
Total operating revenues as reported	$ 13,660	$ 13,062		$ 54,211	$ 52,788	
Pre-tax margin excluding net special items	5.9%	2.0%		3.4%	4.7%	

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GAAP to non-GAAP reconciliation

Reconciliation of Net Income Excluding Net Special Items	3 Months Ended December 31, 2024	3 Months Ended December 31, 2023	Percent Increase (Decrease)	12 Months Ended December 31, 2024	12 Months Ended December 31, 2023	Percent Increase (Decrease)
	(in millions, except share and per share amounts)			(in millions, except share and per share amounts)		
Net income as reported	$ 590	$ 19		$ 846	$ 822	
Net special items:						
Total pre-tax net special items [(1), (2), (3)]	13	225		667	1,341	
Net tax effect of net special items	6	(52)		(151)	(304)	
Net income excluding net special items	$ 609	$ 192	nm	$ 1,362	$ 1,859	(26.7%)
Reconciliation of Basic and Diluted Earnings Per Share Excluding Net Special Items						
Net income excluding net special items	$ 609	$ 192		$ 1,362	$ 1,859	
Shares used for computation (in thousands):						
Basic	657,746	654,725		656,996	653,612	
Diluted	723,690	718,807		721,300	719,669	
Earnings per share excluding net special items:						
Basic	$ 0.93	$ 0.29		$ 2.07	$ 2.84	
Diluted [(4)]	$ 0.86	$ 0.29		$ 1.96	$ 2.65	
Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel						
Total operating expenses as reported	$ 12,526	$ 12,406		$ 51,597	$ 49,754	
Operating net special items:						
Mainline operating special items, net [(1)]	14	(9)		(610)	(971)	
Regional operating special items, net [(2)]	(33)	-		(33)	(8)	
Total operating expenses excluding net special items	12,507	12,397		50,954	48,775	
Aircraft fuel and related taxes	(2,502)	(3,159)		(11,418)	(12,257)	
Total operating expenses excluding net special items and fuel	$ 10,005	$ 9,238		$ 39,536	$ 36,518	
	(in cents)			(in cents)		
Total operating expenses per ASM as reported	17.52	17.78		17.61	17.92	
Operating net special items per ASM:						
Mainline operating special items, net [(1)]	0.02	(0.01)		(0.21)	(0.35)	
Regional operating special items, net [(2)]	(0.05)	-		(0.01)	-	
Total operating expenses per ASM excluding net special items	17.49	17.77		17.39	17.56	
Aircraft fuel and related taxes per ASM	(3.50)	(4.53)		(3.90)	(4.41)	
Total operating expenses per ASM excluding net special items and fuel	13.99	13.24		13.50	13.15	

Note: Amounts may not recalculate due to rounding.

(1) The 2024 twelve month period mainline operating special items, net included $605 million of one-time charges resulting from the ratifications of new collective bargaining agreements with our mainline flight attendants and passenger service team members.
The 2023 twelve month period mainline operating special items, net principally included $989 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline pilots, including a one-time payment of $754 million as well as adjustments to other benefit-related items of $235 million.

(2) The 2024 three and twelve month period regional operating special items, net included a $33 million non-cash write down of regional aircraft resulting from the decision to permanently park 43 Embraer 145 aircraft.

(3) Principally included charges associated with debt refinancings and extinguishments as well as mark-to-market net unrealized gains and losses associated with certain equity investments.

(4) The 2024 three and twelve month period diluted earnings per share gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $15 million and $51 million of interest expense, respectively, related to such convertible notes, net of estimated profit sharing and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.
The 2023 three and twelve month period diluted earnings per share gives effect to, among other things, the Company's outstanding 6.5% senior convertible notes by (a) adding back to earnings $13 million and $47 million of interest expense, respectively, related to such convertible notes, net of estimated profit sharing, short-term incentive and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

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Free cash flow reconciliation The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short- term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures. Year Ended December 31, 2024 (in millions) Net cash provided by operating activities $ 3,983 Adjusted net cash used in investing activities (1) (1,782) Free cash flow $ 2,201 (1) The following table provides a reconciliation of adjusted net cash used in investing activities for the year ended December 31, 2024 (in millions): Net cash used in investing activities $ (968) Adjustments: Net sale of short-term investments (819) Decrease in restricted cash 5 Adjusted net cash used in investing activities $ (1,782) 15

Adjusted EBITDAR margin reconciliation The Company's adjusted EBITDAR and adjusted EBITDAR margin are presented below, which are non-GAAP measures that management uses to evaluate the Company's current operating performance. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. 3 Months Ended Adjusted EBITDAR December 31, 2024 (in millions) Operating income as reported $ 1,134 Adjustments: Aircraft rent (1) 299 Depreciation and amortization (1) 584 EBITDAR 2,017 Operating special items, net (1) 19 Adjusted EBITDAR $ 2,036 Calculation of Adjusted EBITDAR Margin Adjusted EBITDAR $ 2,036 Total operating revenues as reported $ 13,660 Adjusted EBITDAR Margin 14.9% (1) Includes amounts associated with regional operations that are reflected in regional expenses in the condensed consolidated statements of operations ($2 million, $81 million and $33 million of aircraft rent, depreciation and amortization and operating special items, net, respectively). 16

Net debt reconciliation Net debt is a non-GAAP measure defined as debt, finance and operating lease liabilities and pension obligations, net of unrestricted cash and short-term investments. See below for the reconciliation of net debt. Net Debt (at end of period) December 31, 2024 Debt and finance leases $ 30,476 Operating lease liabilities 7,068 Pension obligations 1,095 Total debt 38,639 Less: cash and short-term investments 6,984 Net debt $ 31,655